Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED
PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, dated as of October 26, 2004 (this “Amendment”), is entered into among SEQUA CORPORATION, a Delaware corporation (“Sequa”), SEQUA RECEIVABLES CORP., a New York corporation (the “Company”), each remaining originator (each a “Remaining Originator”; and collectively, the “Remaining Originators”) identified as a “Remaining Originator” on the signature pages hereto and SEQUA CAN MACHINERY, INC., an Ohio corporation (the “Released Originator”).

RECITALS

1.

Sequa, the Company, the Remaining Originators and the Released Originator are parties to the Amended and Restated Purchase and Sale Agreement, dated as of April 30, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”); and

2.

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Certain Defined Terms.  Capitalized terms that are used herein without definition are used as defined in the Agreement, and, if not defined therein, as defined in Exhibit I to the Receivables Purchase Agreement (as defined in the Agreement).

2.

Amendment to Agreement.  The Agreement is hereby amended as follows:

The parties hereto hereby agree that upon the effectiveness of this Amendment (i) the Released Originator shall no longer be an Originator under the Agreement or party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or any Transaction Document), (ii) no Receivables shall be deemed sold by the Released Originator to the Company and (iii) the definition of “Originators” shall be deemed to exclude the Released Originator.

3.

Representations and Warranties; No Default. Sequa and each of the Remaining Originators hereby represents and warrants to each of the parties hereto and to the Collateral Agent and the Committed Purchasers as follows:

(a)

Representations and Warranties. The representations and warranties contained in the Agreement are true and correct as of the date hereof.

(b)

No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

4.

Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.  Upon the effectiveness of this Amendment and at all times thereafter, references to the Released Originator (in such capacity or in any other capacity, including, without limitation, its individual capacity) in the Agreement, the Receivables Purchase Agreement, any other Transaction Document or in any other agreement or document related to any of the foregoing shall be deemed to be read to take into effect the transactions contemplated by this Amendment.

5.

Conditions Precedent and Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

6.

Authorization to Terminate UCC-1.  Upon the effectiveness of this Amendment, the Collateral Agent hereby authorizes the Company to file (at the expense of the Released Originator) one or more UCC-3 amendments in the form of Exhibit A hereto terminating the UCC-1 financing statements identified on Exhibit B hereto.

7.

Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

8.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law), except to the extent that the perfection (and the effect of perfection or nonperfection) of the Company’s interests in the Receivables is governed by the laws of a jurisdiction other than the State of New York.

9.

Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SEQUA CORPORATION,
as a Remaining Originator and as initial Servicer

By: /s/ James P. Langelotti
Name: James P. Langelotti
Title: Assistant Treasurer

SEQUA RECEIVABLES CORP.

By: /s/ James P. Langelotti
Name: James P. Langelotti
Title: Vice President/Treasurer

REMAINING ORIGINATORS:

ARC AUTOMOTIVE, INC.

By: /s/ James P. Langelotti
Name: James P. Langelotti
Title: Assistant Treasurer

CASCO PRODUCTS CORPORATION

By: /s/ James P. Langelotti
Name: James P. Langelotti
Title: Assistant Treasurer

CHROMALLOY GAS TURBINE CORPORATION

By: /s/ James P. Langelotti
Name: James P. Langelotti
Title: Assistant Treasurer

MEGTEC SYSTEMS, INC.

By: /s/ James P. Langelotti
Name: James P. Langelotti
Title: Assistant Treasurer

CHROMALLOY CASTINGS TAMPA

CORPORATION

By: /s/ James P. Langelotti
Name: James P. Langelotti
Title: Assistant Treasurer

CHROMALLOY SAN DIEGO CORPORATION

By: /s/ James P. Langelotti
Name: James P. Langelotti
Title: Assistant Treasurer

RELEASED ORIGINATOR:

SEQUA CAN MACHINERY, INC.

By: /s/ James P. Langelotti
Name: James P. Langelotti
Title: Assistant Treasurer

Acknowledged and Agreed to
as of the date first above written

THE BANK OF NOVA SCOTIA,
as Funding Agent for Liberty Street Funding Corp.

By: /s/ Norman Last
Name: Norman Last
Title: Managing Director

Acknowledged and Agreed to
as of the date first above written

PNC BANK, NATIONAL ASSOCIATION,
as a Funding Agent for Market Street Funding Corporation

By: /s/ John T. Smathers
Name: John T. Smathers
Title: Vice President

Exhibit A

UCC-3 TERMINATION STATEMENT

Exhibit B

UCC-1 TO BE TERMINATED

Filing Office	Identification Number
Ohio Secretary of State	OH00077328964